UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
March 27, 2018

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Napa Valley Corporate Drive, Suite B, Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

On March 27, 2018, Joseph S. Steinberg, a Director of Crimson Wine Group, Ltd. (the “Company”), adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), to purchase shares of the Company’s common stock.

Under Mr. Steinberg’s Rule 10b5-1 plan, a broker will purchase up to $1,000,000 of shares of the Company’s common stock at prevailing market prices with a maximum price per share of $9.50, provided that in no event will purchases on any purchase day exceed 12.25% of the average daily trading volume or ADTV (as defined in Rule 10b-18(a)(1) of the Exchange Act) reported for the Company’s common stock during the four calendar weeks preceding the week in which the relevant purchase is to be effected. Transactions under Mr. Steinberg’s 10b5-1 plan will be reported to the Securities and Exchange Commission (the “SEC”) in accordance with applicable securities laws, rules and regulations.

During its March 2018 board meeting, the Board of Directors (the “Board”) of the Company authorized a stock repurchase program pursuant to which the Company may repurchase up to $2,000,000 of shares of the Company’s common stock. The repurchases will be funded by available cash. How much common stock, if any, will be repurchased will depend on market conditions, including the price of common stock.

In furtherance of the repurchase program, on March 28, 2018, the Company adopted a stock trading plan in accordance with Rule 10b5-1 of the Exchange Act to repurchase shares of the Company’s common stock (the “10b5-1 Plan”). Under the Company’s 10b5-1 Plan, a broker will purchase up to $2,000,000 of shares of the Company’s common stock at prevailing market prices with a maximum price per share of $9.30, provided that in no event will purchases on any purchase day exceed 12.25% of the ADTV (as defined in Rule 10b-18(a)(1) of the Exchange Act) reported for the Company’s common stock during the four calendar weeks preceding the week in which the relevant purchase is to be effected. Transactions under the Company’s 10b5-1 Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations.

The 10b5-1 plans adopted by Mr. Steinberg and the Company are intended to comply with Rule 10b5-1 of the Exchange Act and the Company’s Insider Trading and Anti-Tipping Policy, which permit issuers, officers, directors or employees who are not then in possession of material non-public information to enter into a pre-arranged plan for buying or selling Company stock under specified conditions and at specified times.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2018

CRIMSON WINE GROUP, LTD.

By: /s/ Shannon McLaren
Name: Shannon McLaren
Title: Chief Financial Officer